                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 24, 2000

               Date of Report (Date of earliest event reported):

                                SCORE ONE, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                                            88-0409164
(State or other jurisdiction        (Commission File Number)              (I.R.S. Employer
    of incorporation)                                                  Identification Number)

                           Blk. 2, Flat 6, 3rd Floor
                           Tak Fung Industrial Centre
                              166-176 Texaco Road
                              Tsuen Wan, Hong Kong
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852-2406-8978
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.


     On March 24, 2000 (the "Closing Date"), pursuant to a Share Exchange Agreement (the "Share Exchange Agreement") by and among the Score One, Inc. (the "Company"), Ken Kurtz, Advanced Technology International Holdings Limited ("ATHI") and I.WORLD Limited, the sole shareholder of ATHI ("I.WORLD"), the Company purchased all of the issued and outstanding shares of common stock of ATHI (the "ATHI Common Stock") in exchange for 16,300,000 shares of common stock of the Company (the "Company Common Stock") which were issued to I.WORLD.

     Wing Cheong Ho owns 58% of the outstanding shares of I.WORLD and serves as an officer and a director of I.WORLD.

     The consideration for the shares of ATHI Common Stock was determined through negotiations between the management of the Company and ATHI.

     On the Closing Date, the following persons became the members of the Board of Directors of the Company:

     (a) Wing Cheong Ho, Founder, Chairman of the Board and a Director of ATHI and I.WORLD. President of the Company.

     (b) Wing Hung Ho, President and a Director of ATHI and I.WORLD. Secretary of the Company.

     (c) Zhao Jian Li, a Director of ATHI and I.World. Treasurer and Vice President - Business Development of the Company.

     Immediately following such appointments, the Company accepted the resignation of Ken Kurtz as a Director of the Company.

     On the Closing Date, the Board of Directors of the Registrant elected the following persons as officers of the Registrant:

Name                        Title
----                        -----
Wing Cheong Ho              President
Kwok Ming Li                Vice President - Engineering
Kin Kong Yeung              Vice President - Administration
Shi Ning Ye                 Vice President - Business Manager
Zhao Jian Li                Treasurer and Vice President - Business Development
Wing Tsan Ho                Chief Financial Officer
Wing Hung Ho                Secretary

     As a result of the Share Exchange Agreement, I.WORLD now beneficially owns approximately 82.8% of the outstanding shares of Company Common Stock.

                                       2
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

     Pursuant to the Share Exchange Agreement, the Company acquired all of the issued and outstanding shares of the ATHI Common Stock (1,000 shares). The principal activity of ATHI is to hold investments in subsidiaries. ATHI owns 100% of the equity interest of Ford Reach (H.K.) Limited, a limited liability company incorporated in Hong Kong ("Ford Reach"), and 100% of the equity interest of Goal Best Gold Limited ("GBG"), a limited liability company incorporated in the British Virgin Islands. Both Ford Reach and GBG are engaged in the manufacture and sale of printed circuit boards for telecommunication systems, scientific calculators and audio visual equipment to companies in Hong Kong. Ford Reach and GBG commenced operations on January 1, 1999 and January 8, 1999, respectively.

ITEM 5.  OTHER EVENTS

     Registrant has moved its principal executive offices to Blk. W, Flat 6, 3rd Floor, Tak Fung Industrial Centre, 166-176 Texaco Road, Tsuen Wan, Hong Kong.

ITEM 7.  FINANCIAL STATEMENTS

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

          The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

     (b)  Pro Forma Financial Information.
          -------------------------------

          The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SCORE ONE, INC.

Date:  April 5, 2000          By:  /s/ Wing Cheong Ho
                                  -------------------------------
                                  Wing Cheong Ho, President

                                       4
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                               INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
2.1*              Share Exchange Agreement dated as of February 1, 2000 by and among the Company, Ken Kurtz, ATHI and I.WORLD.

* Incorporated herein by reference to the exhibits to the Company's Form 8-K filed on March 15, 2000.

                                       5